UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 8, 2013 (July 1, 2013)

Date of Report (date of earliest event reported)

AMERICAN REALTY CAPITAL PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

405 Park Avenue

New York, New York 10022

(Address of principal executive offices, including zip code)

(212) 415-6500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

ARCP Reaffirms Intention to Close Merger with CapLease in Third Quarter of 2013

On July 8, 2013, American Realty Capital Properties, Inc. (“ARCP”) issued a press release reaffirming its intention to close its pending merger with CapLease, Inc. (“CapLease” and the “CapLease Merger”) in the third quarter of 2013 in light of CapLease’s announcement of the expiration of the 40-day “Go Shop” period contained in that certain Agreement and Plan of Merger, dated as of May 28, 2013, between ARCP, CapLease and certain of their respective subsidiaries, without receipt of any alternative proposals to the CapLease Merger.

A copy of the press release announcing ARCP’s reaffirmed intention to close the CapLease Merger in the third quarter of 2013 is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

ARCP Revises Timing of Seventh Consecutive Quarterly Increase to its Annualized Dividend

In light of ARCP’s 2013 growth to date, ARCP also announced that, on July 1, 2013, its board of directors authorized, and ARCP declared, that ARCP’s previously announced seventh consecutive quarterly increase to its annualized dividend from $0.91 to $0.94 per share would become effective with the earlier to occur of the closing of ARCP’s merger with American Realty Capital Trust IV, Inc. (“ARCT IV,” the “ARCT IV Merger” and together with the CapLease Merger, the “Mergers”) and the CapLease Merger. ARCP currently expects the Mergers to close in the third quarter of 2013.

Additional Information about the CapLease Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed CapLease Merger, CapLease filed a preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (“SEC”) on July 2, 2013. When completed, a definitive proxy statement and a form of proxy will be mailed to CapLease’s common stockholders. The proxy statement will contain important information about the proposed CapLease Merger and related matters. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED BY ARCP OR CAPLEASE WITH THE SEC CAREFULLY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, CAPLEASE AND THE PROPOSED CAPLEASE MERGER.

Investors and security holders of CapLease will be able to obtain free copies of the proxy statement and other relevant documents filed by CapLease with the SEC (if and when then become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by CapLease with the SEC are also available on CapLease’s website at www.caplease.com, and copies of the documents filed by ARCP with the SEC are available on ARCP’s website at www.arcpreit.com.

The directors, executive officers and employees of CapLease may be deemed “participants” in the solicitation of proxies from stockholders of CapLease in favor of the proposed CapLease Merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of CapLease in connection with the proposed CapLease Merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about CapLease’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 19, 2013.

Additional Information about the ARCT IV Merger and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed ARCT IV Merger, ARCP and ARCT IV expect to prepare and file with the SEC a joint proxy statement and ARCP expects to prepare and file with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents with respect to ARCP’s proposed acquisition of ARCT IV. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ARCT IV MERGER.

Investors may obtain free copies of the registration statement, the joint proxy statement/prospectus and other relevant documents filed by ARCP and ARCT IV with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available free of charge on ARCP’s website at http://www.arcpreit.com, and copies of the documents filed by ARCT IV with the SEC are available free of charge on ARCT IV’s website at http://www.arct-4.com.

ARCP, ARCT IV, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP’s and ARCT IV’s stockholders in respect of the proposed ARCT IV Merger. Information regarding ARCP’s directors and executive officers can be found in ARCP’s definitive proxy statement filed with the SEC on April 30, 2013. Information regarding ARCT IV’s directors and executive officers can be found in ARCT IV’s definitive proxy statement filed with the SEC on April 30, 2013. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and other relevant documents filed with the SEC in connection with the proposed ARCT IV Merger if and when they become available. These documents are available free of charge on the SEC’s website and from ARCP or ARCT IV, as applicable, using the sources indicated above.

Forward-Looking Statements

Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP’s, CapLease’s and ARCT IV’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to whether and when the transactions contemplated by either of the merger agreements will be consummated, the combined company’s plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of either of the merger agreements; (2) the inability to complete either of the proposed Mergers due to the failure to obtain CapLease stockholder approval for the CapLease Merger, ARCP stockholder approval to issue shares to ARCT IV stockholders in the ARCT IV Merger, ARCT IV stockholder approval of the ARCT IV Merger or the failure to satisfy other conditions to completion of either of the Mergers, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of one or both of the Mergers; (3) risks related to disruption of management’s attention from the ongoing business operations due to the proposed Mergers; (4) the effect of the announcement of the proposed Mergers on CapLease’s, ARCT IV’s or ARCP’s relationships with its customers, tenants, lenders, operating results and businesses generally; (5) the outcome of any legal proceedings relating to the Mergers or the merger agreements; and (6) risks to consummation of the Mergers, including the risk that the Mergers will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in ARCP’s, ARCT IV’s and CapLease’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. ARCP, ARCT IV and CapLease disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 9.01. Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description
99.1	Press Release dated July 8, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERICAN REALTY CAPITAL PROPERTIES, INC.

Date: July 8, 2013	By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer and
Chairman of the Board of Directors